UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 20, 2021

GERMAN AMERICAN BANCORP, INC.

(Exact name of registrant as specified in its charter)

Indiana

(State or other jurisdiction of incorporation)

001-15877	35-1547518
(Commission File Number)	(IRS Employer Identification No.)

711 Main Street
Jasper, Indiana	47546
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (812) 482-1314

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12b-2 under the Exchange Act (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	GABC	Nasdaq Global Select Market

Item 1.01.	Entry into a Material Definitive Agreement.

Merger Agreement

On September 20, 2021, German American Bancorp, Inc., an Indiana corporation (“German American”), and Citizens Union Bancorp of Shelbyville, Inc., a Kentucky corporation (“CUB”), entered into an Agreement and Plan of Reorganization (the “Merger Agreement”) pursuant to which CUB agreed to merge with and into German American (the “Merger”). The Merger Agreement provides that CUB’s wholly-owned banking subsidiary, Citizens Union Bank of Shelbyville, Inc. will be merged with and into German American’s wholly-owned banking subsidiary, German American Bank, shortly following the Merger.

Under the terms of the Merger Agreement, each record holder of CUB common stock (other than “Dissenting Shares” (as defined in the Merger Agreement) will receive, for each share of CUB common stock, (a) a 0.7739 (the “Exchange Ratio”) share of German American common stock in a tax-free exchange, plus (b) a cash payment of $13.44 (the “Cash Payment”). Any option to acquire a share of CUB common stock outstanding at the closing of the Merger will be cancelled in exchange for the cash payment of a “Cancellation Amount” equal to (i) the Cash Payment, plus (ii) the Exchange Ratio multiplied by the volume-weighted average price of German American’s common shares over the ten (10) consecutive trading days ending on the trading day that is the fourth business day preceding the Merger closing date, less (iii) the option exercise price per share, and less (iv) any applicable withholding taxes. The Cash Payment and the Cancellation Amount are subject to reduction in the event the “Effective Time Book Value” (as defined in and calculated pursuant to the Merger Agreement) of CUB, at the time of closing of the Merger, falls below the target threshold set forth in the Merger Agreement.

Based on the number of shares of CUB common stock currently outstanding, German American expects to issue approximately 2.9 million shares of its common stock, and pay approximately $50.7 million in cash, in exchange for all of the issued and outstanding shares of CUB common stock and in cancellation of all outstanding options to acquire CUB common stock.

The Boards of Directors of both German American and CUB have approved the Merger Agreement. Consummation of the Merger is subject to approval by federal and state banking regulatory authorities, approval by the shareholders of CUB and certain other conditions set forth in the Merger Agreement. Assuming such approvals are timely secured, German American expects that the Merger will be completed in the first quarter of 2022.

The Merger Agreement contains (a) customary representations and warranties of German American and CUB, including, among others, with respect to corporate organization, capitalization, corporate authority, third party and governmental consents and approvals, financial statements, and compliance with applicable laws, (b) covenants of CUB to conduct its business in the ordinary course until the Merger is completed, (c) covenants of CUB to use reasonable efforts to preserve intact its business organization and assets and maintain its rights and franchises, and (d) covenants of German American and CUB to take, or not to take, certain actions during the term of the Merger Agreement. CUB has also agreed not to (y) solicit proposals relating to alternative business combination transactions or (z) maintain discussions concerning, or provide confidential information in connection with, any proposals for alternative business combination transactions.

Each party’s obligation to consummate the Merger is subject to various conditions, including (a) approval of the Merger by holders of a majority of the issued and outstanding shares of CUB common stock, (b) receipt of regulatory approvals, (c) effectiveness of the registration statement to be filed by German American with respect to the German American common stock to be issued in the Merger, (d) the accuracy of the representations and warranties of the other party, (e) compliance by the other party with its covenants in all material respects, and (f) the absence of a material adverse effect as to the other party.

The Merger Agreement contains certain termination rights for German American and CUB, as the case may be, applicable upon: (i) certain adverse regulatory decisions in relation to the Merger, (ii) if the Merger has not been closed by April 1, 2022; (iii) a failure of the other party to comply with such party’s covenants (subject to certain rights to cure in certain cases) or a breach of the representations and warranties by the other party that would have a material adverse effect on such party; or (iv) if the CUB shareholders fail to approve the Merger by the required vote. Under certain circumstances, termination of the Merger Agreement may result in the payment of a termination fee of $6.5 million by CUB to German American, as more fully described in the Merger Agreement.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K (this “Report”) and is incorporated herein by reference.

Voting Agreement

In connection with the Merger Agreement, German American entered into a voting agreement (the “Voting Agreement”) with the members of the board of directors of CUB and with certain other CUB shareholders, all of whom collectively held approximately 60% of the outstanding shares of CUB common stock as of September 20, 2021. Subject to the terms and conditions of the Voting Agreement, the shareholders who are parties thereto have agreed to vote their shares in favor of the transactions contemplated by the Merger Agreement and against any alternative acquisition proposal. The Voting Agreement automatically terminates upon any termination of the Merger Agreement.

The foregoing summary of the Voting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Voting Agreement, which is filed as Exhibit 10.1 to this Report and is incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

On September 20, 2021, German American and CUB issued a joint press release announcing the execution of the Merger Agreement. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

In addition, on September 21, 2021, German American will begin conducting a series of meetings with analysts and investors, providing supplemental information regarding the Merger to the meeting participants. A copy of the slides that will be made available in connection with the meetings is attached hereto as Exhibit 99.2 and incorporated herein by reference.

Cautionary Note Regarding Forward-Looking Statements

This Report contains forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements can often, but not always, be identified by the use of words like “believe”, “continue”, “pattern”, “estimate”, “project”, “intend”, “anticipate”, “expect” and similar expressions or future or conditional verbs such as “will”, “would”, “should”, “could”, “might”, “can”, “may”, or similar expressions. These forward-looking statements include, but are not limited to, statements relating to the expected timing and benefits of the Merger, including future financial and operating results, cost savings, enhanced revenues, and accretion/dilution to reported earnings that may be realized from the Merger, as well as other statements of expectations regarding the Merger, and other statements of German American’s goals, intentions and expectations; statements regarding German American’s business plan and growth strategies; statements regarding the asset quality of German American’s loan and investment portfolios; and estimates of German American’s risks and future costs and benefits, whether with respect to the Merger or otherwise.

These forward-looking statements are subject to significant risks, assumptions and uncertainties that may cause results to differ materially from those set forth in forward-looking statements, including, among other things: the risk that the businesses of German American and CUB will not be integrated successfully or such integration may be more difficult, time-consuming or costly than expected; expected revenue synergies and cost savings from the Merger may not be fully realized or realized within the expected time frame; revenues following the Merger may be lower than expected; customer and employee relationships and business operations may be disrupted by the Merger; the ability to obtain required regulatory approvals and the approval of CUB’s shareholders, and the ability to complete the Merger on the expected timeframe; the costs and effects of litigation and the possible unexpected or adverse outcomes of such litigation; the ability of German American to complete integration and attract new customers; possible changes in economic and business conditions; the severity and duration of the COVID-19 pandemic and its impact on general economic and financial market conditions and our business, results of operations and financial condition; the existence or exacerbation of general geopolitical instability and uncertainty; possible changes in monetary and fiscal policies, and laws and regulations; the effects of easing restrictions on participants in the financial services industry; the cost and other effects of legal and administrative cases; possible changes in the creditworthiness of customers and the possible impairment of collectability of loans; fluctuations in market rates of interest; competitive factors in the banking industry; changes in the banking legislation or regulatory requirements of federal and state agencies applicable to bank holding companies and banks like German American’s affiliate bank; continued availability of earnings and excess capital sufficient for the lawful and prudent declaration of dividends; changes in market, economic, operational, liquidity, credit and interest rate risks associated with German American’s business; and other risks and factors identified in German American’s filings with the Securities and Exchange Commission (the “SEC”). German American does not undertake any obligation to update any forward-looking statement, whether written or oral, relating to the matters discussed in this Report. In addition, German American’s and CUB’s past results of operations do not necessarily indicate either of their anticipated future results, whether the Merger is effectuated or not.

Additional Information

Communications in this Report do not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any proxy vote or approval. The Merger will be submitted to the CUB shareholders for their consideration. In connection therewith, German American will file a Registration Statement on Form S-4 with the SEC that will include a proxy statement for CUB and a prospectus for German American, as well as other relevant documents concerning the Merger. INVESTORS ARE URGED TO READ THE REGISTRATION STATEMENT AND THE CORRESPONDING PROXY STATEMENT/PROSPECTUS REGARDING THE MERGER WHEN IT BECOMES AVAILABLE, AS WELL AS ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, TOGETHER WITH ALL AMENDMENTS AND SUPPLEMENTS TO THOSE DOCUMENTS, AS THEY WILL CONTAIN IMPORTANT INFORMATION. You will be able to obtain a copy of the proxy statement/prospectus (once filed), as well as other filings containing information about German American, without charge, at the SEC’s website (http://www.sec.gov) or by accessing German American’s website (http://www.germanamerican.com) under the tab “Investor Relations” and then under the heading “Financial Information.” Copies of the proxy statement/prospectus and the filings with the SEC that will be incorporated by reference in the proxy statement/prospectus can also be obtained, without charge, by directing a request to Terri A. Eckerle, Shareholder Relations, German American Bancorp, Inc., 711 Main Street, Box 810, Jasper, Indiana 47546, telephone 812-482-1314 or to David M. Bowling, Chief Executive Officer, Citizens Union Bancorp of Shelbyville, Inc., 1854 Midland Trail, Shelbyville, Kentucky 40065, telephone 866-633-4450.

German American and CUB and certain of their directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of CUB in connection with the proposed Merger. Information about the directors and executive officers of German American is set forth in the proxy statement for German American’s 2021 annual meeting of shareholders, as filed with the SEC on Schedule 14A on March 30, 2021, which information has been updated by German American from time to time in subsequent filings with the SEC. Information about the directors and executive officers of CUB will be set forth in the proxy statement/prospectus relating to the proposed merger. Additional information about the interests of those participants and other persons who may be deemed participants in the transaction may also be obtained by reading the proxy statement/prospectus relating to the proposed merger when it becomes available. Free copies of this document may be obtained as described above.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

2.1*	Agreement and Plan of Reorganization by and among German American Bancorp, Inc., German American Bank, Citizens Union Bancorp of Shelbyville, Inc. and Citizens Union Bank of Shelbyville, Inc., dated as of September 20, 2021.

10.1	Voting Agreement, dated as of September 20, 2021, among German American Bancorp, Inc. and each member of the Board of Directors of Citizens Union Bancorp of Shelbyville, Inc.

99.1	Press Release, dated September 20, 2021.

99.2	Investor Presentation, dated September 2021.

104	Cover Page Interactive Data File (embedded within the inline XBRL document).

*	Schedules to the subject agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule will be furnished to the Securities and Exchange Commission upon request.

* * * * * *

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GERMAN AMERICAN BANCORP, INC.

Date: September 20, 2021	By:	/s/ Mark A. Schroeder
Mark A. Schroeder, Chairman and Chief Executive Officer